VANGUARD
EXPLORER FUND

ANNUAL REPORT
OCTOBER 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       7

                                   Portfolio
                                    Profile
                                       8

                                   Financial
                                   Statements
                                       10

                                   Report Of
                                  Independent
                                  Accountants
                                       18

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

FELLOW SHAREHOLDER,

       The twelve months ended October 31--the 1996 fiscal year for Vanguard Explorer Fund--were marked by mixed signals in the financial markets, with the economy continuing to grow even as inflation remained in check. In this environment, Explorer Fund produced a generous total return of +18.0%, a result that was roughly in line with our performance measurement benchmarks.

     The table below compares the Fund's twelve-month total return (capital change plus reinvested dividends) with those of the unmanaged Russell 2000 Index (a broad measure of the performance of small-capitalization stocks) and the average small-company growth mutual fund. By way of reference, the return for the unmanaged Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-capitalization stocks, was +24.1%.

     Our return is based on an increase in net asset value from $51.05 per share on October 31, 1995, to $55.44 per share on October 31, 1996, adjusted for the reinvestment of an annual dividend payment of $.24 per share from net investment income and a distribution of $4.00 per share from net realized capital gains. This year, the Fund realized additional capital gains of approximately $2.80 per share, which will be distributed with the December dividend payment.

----------------------------------------------------
                                    TOTAL RETURN
                                  FISCAL YEAR ENDED
                                  OCTOBER 31, 1996
----------------------------------------------------
Vanguard Explorer Fund                 +18.0%
----------------------------------------------------
Average Small-Company
  Growth Fund                          +20.4%
----------------------------------------------------
Russell 2000 Index                     +16.6%
----------------------------------------------------


FISCAL 1996 PERFORMANCE OVERVIEW

During the twelve months ended October 31, the stock market flourished in an ideal environment of moderate economic growth, rising corporate profits, and low inflation. While all of the major stock market indicators achieved double-digit returns for the year, large-cap blue-chip stocks held sway over their smaller-cap cousins.

         In this environment, the return of the Russell 2000 Index (+16.6%)--our traditional benchmark--lagged that of the S&P 500 Index (+24.1%). The Russell 2000 Index is a tough standard for all professional fund managers, because it is a theoretical construct that incurs none of the real-world operating costs that are part and parcel of managing a mutual fund. However, with a return of +18.0%, Explorer was able to eke out a slight advantage due largely to terrific selections of individual stocks by our advisers, particularly in the health-care and technology sectors. While our sector "bets" relative to the Russell Index were not beneficial on balance, our stock selections more than offset this shortfall.

         Our performance in fiscal 1996 was not as good compared to the average small-company growth fund, which earned a return of +20.4%. This modest shortfall can be attributed largely to our holdings in cash reserves, which averaged about 12% of our total net assets during the year (compared to 8% for our typical competitor). Because returns on stocks far outpaced returns on cash over the past twelve months, our modestly higher reserve position impeded our performance. We also lost some ground because our portfolio's median market capitalization is lower than that of our typical competitor. In general, "larger was better" in fiscal 1996.

LONG-TERM PERFORMANCE OVERVIEW

As shown in the table below, Explorer Fund's record over the past decade bettered that of our Index standard but fell a bit behind that of our peer group of small-company funds. That said, as we noted in last year's Annual Report, we believe that our record since February 28, 1990--when we initiated our multi-manager strategy--represents a more relevant period for evaluating our performance. Our annual return of +16.5% over this abbreviated period virtually equaled the +16.7% return of our peers and nicely exceeded the +14.2% return of the Russell 2000 Index. A $10,000 investment in Explorer Fund on February 28, 1990, would have grown to $27,655; the same $10,000 investment in the Index would have grown to $24,184, and in the average small-company fund to $27,961. The distribution of Explorer's assets between our two advisers at the end of the fiscal year is presented in the following table.

---------------------------------------------------------------
                                      TOTAL RETURN
                              10 YEARS ENDED OCTOBER 31, 1996
                              ---------------------------------
                              AVERAGE          FINAL VALUE OF
                               ANNUAL            A $10,000
                                RATE         INITIAL INVESTMENT
---------------------------------------------------------------
Vanguard Explorer Fund          +12.4%           $32,109
---------------------------------------------------------------
Average Small-Company
 Growth Fund                    +14.0%           $36,916
---------------------------------------------------------------
Russell 2000 Index              +11.3%           $29,171
---------------------------------------------------------------

         We should note that future returns for the Fund, our competitors, and the Russell 2000 Index are by no means guaranteed to match the fine returns achieved since 1990. However, with stock prices currently at lofty levels by several measures, it seems at least possible that the decade ahead will provide lower absolute returns. Whatever the future holds, our challenge, as always, will be to provide relatively better performance than our competitive benchmarks.

-------------------------------------------------------------------------
                                                   TOTAL ASSETS MANAGED
                                            -----------------------------
                                            $  MILLION           PERCENT
-------------------------------------------------------------------------
Granahan Investment Management, Inc.          $1,157               53%
Wellington Management Company, LLP               930               43
Cash Reserve*                                     99                4
-------------------------------------------------------------------------
Total                                         $2,186              100%
-------------------------------------------------------------------------

 *Each adviser also maintains a moderate cash reserve.


IN SUMMARY

In last year's Annual Report, we cautioned that, given the relatively high returns of stocks during the past decade, the risks of investing have evidently increased. One year later, with the U.S. stock market continuing to climb, these risks do not appear to have abated.

         Most investors understand that volatility risk is a two-way street--that is, stock prices fluctuate up and down--but many today have experienced only "upside volatility." Although no one can accurately predict what will happen next, it seems unlikely that stocks will repeat the exceptional returns of the past 15 years. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will be rewarded. "Stay the course" has proved wise counsel in the past, as it should continue to be in the future.

/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

Chairman of the Board                        President
December 2, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

     Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

     Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.

     In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

---------------------------------------------------------------------
                                        AVERAGE ANNUALIZED RETURNS
                                      PERIODS ENDED OCTOBER 31, 1996
                                      -------------------------------
                                       1 YEAR   3 YEARS   5 YEARS
---------------------------------------------------------------------
Equity
   S&P 500 Index                         24.1%    17.7%      15.5%
   Russell 2000 Index                    16.6     11.2       14.8
   MSCI-EAFE Index                       10.8      6.9        8.0
---------------------------------------------------------------------

Fixed-Income
   Lehman Aggregate Bond Index            5.9%     5.6%       7.7%
   Lehman 10-Year Municipal
    Bond Index                            5.0      5.2        7.7
   Salomon 90-Day U.S. Treasury Bills     5.3      5.0        4.4
---------------------------------------------------------------------
Other
   Consumer Price Index                   3.0%     2.8%       2.9%
---------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Committee cut both the discount rate and the Federal funds rate by 0.25% in late January.

         Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

         Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International--Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

         The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

         The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM THE ADVISERS

[PHOTO]

           The fiscal year ended October 31, 1996, was a good period for stocks, although large-capitalization stocks as a group outperformed small-capitalization stocks, which are Vanguard Explorer Fund's bread and butter. Even so, Explorer's total return of 18.0% exceeded the 16.6% return of the Russell 2000 Index, the Fund's unmanaged benchmark. Explorer trailed, however, the 20.4% return of the average small-company growth mutual fund.

     The positive results during the year mask some significant volatility in the small-capitalization sector. The good news for small-cap stocks was front-loaded into the first half of the fiscal year. These stocks rebounded only modestly from a summertime slump, while large-cap stocks in general bounced back strongly. In the second half of the fiscal year, returns were negative for Explorer (-1.8%), the Russell 2000 Index (-1.5%), and the average small-company growth fund (-0.1%).

     The stock market during Explorer's fiscal year was helped by strong cash flow into stocks, including record flows into equity mutual funds. Economic growth was only moderate, but it provided sufficient momentum to allow most companies to increase their revenues. This revenue growth, combined with very weak inflationary pressures and a continuing focus by corporate managers on cost reductions, resulted in solid earnings growth for many of the companies in the Fund.

     Among Explorer's top performers for fiscal 1996 were Encad (wide-format printers), whose new product line was successful; Compuware Corp., which was sold during the year; Natural Microsystems Corp., a pioneer in digital processing chips; Videoserver, which sells technology that allows multi-point videoconferencing; Anchor Gaming, which benefited from a new proprietary game; and Catalina Marketing Corp., a rapidly growing supplier of in-store electronic marketing services for consumer-goods makers and retailers.

     Explorer also benefited significantly from takeovers of several of the companies it holds, including FHP International, American Travelers, Red Lion Hotels, Athena Neurosciences, Ventritex Inc., and CyCare Systems. There seems to be no lessening of interest among larger companies in buying the kind of smaller companies emphasized in Explorer.

     Among the Fund's big disappointments during the year were Micrografx Inc., which supplies graphics software to businesses and consumers, and MobileMedia Corp., a paging company. Also detracting from Explorer's returns were Diamond Multimedia, which makes graphics accelerators and modems for personal computers, and the computer software makers Broderbund, Red Brick, and Expert Software. In cases where companies' earnings expectations remain on track, the Fund has maintained or even augmented its positions, as with Micrografx and Red Brick. Where earnings growth is not expected to materialize, holdings have been sold, as with MobileMedia and Diamond Multimedia.

     Stocks are added to the portfolio after "one company at a time" research and analysis; however, given the

INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting a very diversified group of small-company stocks with prospects for above-average growth.

differing investment strategies of our two advisers, there are several themes at work in the Fund. For example, Explorer holds a number of companies that should benefit from a trend toward outsourcing business functions as a way of reducing costs. Such holdings include air freight and freight-forwarding companies, such as Expeditors International, Air Express, Harper Group, and Mark VII. The Fund also has invested in companies that provide personnel-placement services (On Assignment) and outplacement (Right Management). Other areas of emphasis in the Fund include some rapidly growing rent-to-own retail chains (Renters Choice, Alrenco, and Rent-Way), and companies providing better access to or security for public and private computer networks (Shiva, Ascend, Teltrend, Amati, Aware, and Security Dynamics).

     The Fund remains focused on its goal of selecting small companies with prospects for above-average earnings growth. Companies in the Fund are, on the whole, increasing their earnings at a 30% rate in 1996, down from a 35% growth rate in 1995. While further deceleration in earnings growth in 1997 may occur, gains should still be quite healthy, averaging roughly 25%. The price/earnings ratio of companies in the Fund, based on earnings over the latest twelve months, is about 25, a bit higher than the midpoint of Explorer's historical range.

     There are signs of overheating in the market for initial public offerings
(IPOs) of stocks, yet one can feel optimistic about the continuing global competitiveness of American companies. The depths of entrepreneurial spirit and the rapid pace of innovation in this economy are impressive. There appears to be no shortage of promising ventures; as always, the challenge is to correctly find and evaluate these enterprises.

Granahan Investment Management, Inc.

Wellington Management Company, LLP

November 7, 1996

PERFORMANCE SUMMARY: EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: 10/31/76--10/31/96

--------------------------------------------------------------
                        EXPLORER FUND           RUSSELL 2000*
FISCAL        CAPITAL      INCOME      TOTAL        TOTAL
YEAR          RETURN       RETURN      RETURN       RETURN
--------------------------------------------------------------
1977           17.0%      0.8%         17.8%      -6.1%
1978           26.0       0.1          26.1        6.3
1979           30.6       1.9          32.5       15.3
1980           60.7       2.3          63.0       55.3
1981            8.5       1.1           9.6        4.1
1982           20.5       2.2          22.7       14.8
1983           35.2       1.0          36.2       38.3
1984          -15.3       1.4         -13.9       -3.2
1985            5.4       1.4           6.8       15.8
1986            1.0       1.0           2.0       22.2

--------------------------------------------------------------
                        EXPLORER FUND           RUSSELL 2000*
FISCAL        CAPITAL      INCOME      TOTAL        TOTAL
YEAR          RETURN       RETURN      RETURN       RETURN
--------------------------------------------------------------
1987          -11.5%      0.1%        -11.4%      -13.6%
1988           28.2       0.5          28.7        27.1
1989            9.8       1.2          11.0        15.6
1990          -23.9       1.0         -22.9       -27.3
1991           62.5       2.1          64.6        58.6
1992           12.2       0.8          13.0         9.5
1993           21.9       0.4          22.3        32.4
1994            4.2       0.3           4.5        -0.3
1995           17.0       0.5          17.5        18.3
1996           17.4       0.6          18.0        16.6
--------------------------------------------------------------

* S&P 500 Index through 1979; Russell 2000 Index thereafter.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 10/31/86--10/31/96

        Vanguard Explorer Fund   Lipper Small Company Growth     Russell 2000 Stock Index
-----------------------------------------------------------------------------------------
1986              10000                    10000                           10000
                  10813                    10924                           10805
                  11354                    11750                           11686
                  11828                    12339                           12318
1987               8858                     9180                            8636
                   9479                     9727                            9213
                  11095                    11048                           10752
                  11461                    11387                           11099
1988              11403                    11233                           10977
                  11801                    12026                           11519
                  12450                    12990                           12395
                  12915                    13894                           13124
1989              12652                    13851                           12687
                  11572                    12867                           11699
                  12016                    13560                           12125
                  12969                    14402                           12448
1990               9752                    11124                            9224
                  12238                    13759                           11248
                  14335                    15804                           13352
                  14899                    16548                           13640
1991              16057                    17875                           14630
                  18568                    19983                           16292
                  16997                    18712                           15631
                  16856                    18517                           15619
1992              18136                    19200                           16017
                  20012                    21846                           18447
                  18911                    21084                           18095
                  20097                    22492                           19275
1993              22177                    24627                           21208
                  23268                    25548                           21882
                  22174                    24155                           20777
                  21348                    23146                           20177
1994              23172                    25058                           21142
                  22777                    24358                           20568
                  24296                    26370                           22276
                  26999                    30519                           25207
1995              27218                    30696                           25017
                  28738                    32129                           26727
                  32694                    36968                           29624
                  29862                    33870                           26949
1996              32109                    36916                           29171


-------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED OCTOBER 31, 1996
                           ------------------------------           FINAL VALUE OF A
                            1 YEAR   5 YEARS    10 YEARS           $10,000 INVESTMENT
-------------------------------------------------------------------------------------
EXPLORER FUND               17.97%    14.87%      12.37%               $32,109
AVERAGE SMALL-COMPANY
 GROWTH FUND                20.44     15.75       13.95                 36,916
RUSSELL 2000 INDEX          16.60     14.80       11.30                 29,171
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*

----------------------------------------------------------------------------------------
                                                                     10 Years
                        Inception                            ---------------------------
                           Date       1 Year      5 Years    Capital  Income   Total
----------------------------------------------------------------------------------------
Explorer                   12/11/67     15.89%      16.02%      12.36%   0.71%   13.07%*
----------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund s fiscal year end.

PORTFOLIO PROFILE: EXPLORER FUND
OCTOBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS

------------------------------------------
                    EXPLORER  RUSSELL 2000
------------------------------------------
Number of Stocks           292      2,000
Median Market Cap        $0.5B      $0.5B
Price/Earnings Ratio     21.4x      18.0x
Price/Book Ratio          3.1x       2.4x
Yield                     0.6%       1.6%
Return on Equity         16.3%      12.0%
Earnings Growth Rate     17.7%      11.3%
Foreign Holdings          1.0%       0.0%
Turnover Rate              51%         --
Expense Ratio            0.63%         --
Cash Reserves            10.8%         --


VOLATILITY MEASURES
-----------------------------------------
                      EXPLORER    S&P 500
-----------------------------------------
R-Squared                 0.46       1.00
Beta                      0.94       1.00

INVESTMENT FOCUS
-----------------------------------------
[CHART]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Air Express International Corp.      1.4%
Dionex Corp.                         1.1
Haemonetics Corp.                    1.0
Newpark Resources, Inc.              0.9
Valmont Industries, Inc.             0.9
Encad, Inc.                          0.9
Coachmen Industries, Inc.            0.8
Catalina Marketing Corp.             0.8
Acxiom Corp.                         0.8
Smith International, Inc.            0.8
--------------------------------------------
Top Ten                              9.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------------------
                                          OCTOBER 31, 1995             OCTOBER 31, 1996
                                          ------------------------------------------------------
                                             EXPLORER              EXPLORER         RUSSELL 2000
                                          ------------------------------------------------------
Basic Materials   . . . . . . . . . . .         1.9%                1.0%             6.0%
Capital Goods & Construction  . . . . .         6.0                 6.8              8.4
Consumer Cyclical   . . . . . . . . . .        22.0                18.8             16.8
Consumer Staples  . . . . . . . . . . .         1.9                 1.9              4.1
Energy  . . . . . . . . . . . . . . . .         1.8                 2.7              4.6
Financial   . . . . . . . . . . . . . .         7.4                11.5             22.3
Health Care   . . . . . . . . . . . . .        20.1                18.5              9.1
Technology  . . . . . . . . . . . . . .        31.3                30.1             17.4
Transport & Services  . . . . . . . . .         5.6                 6.0              1.8
Utilities   . . . . . . . . . . . . . .         0.0                 0.3              4.9
Miscellaneous   . . . . . . . . . . . .         2.0                 2.4              4.6
------------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates a portfolio's characteristics in terms of market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year
/ shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. Indicates the percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund s net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE
EXPLORER FUND                                           SHARES      (000)
------------------------------------------------------------------------------
COMMON STOCKS (88.4%)
------------------------------------------------------------------------------
BASIC MATERIALS (0.9%)
#    Liposome Co., Inc.                               300,000       $  5,100
#    Lydall, Inc.                                     521,800         11,545
#    Scios, Inc.                                      400,000          2,300
                                                                    --------
                                                                      18,945
                                                                    --------
CAPITAL GOODS & CONSTRUCTION (6.0%)
#    American Buildings Co.                           215,000          4,488
#    American Homestar Corp.                          325,825          6,517
#    Brooks Automation, Inc.                          371,000          3,710
#    Catalytica, Inc.                                 600,000          2,325
#    The Cherry Corp. Class A                         454,500          4,886
#    Cuno Inc.                                        134,500          2,118
# (1)Hirsch International Corp. Class A               297,500          5,206
     NN Ball and Roller                               278,000          3,684
#    Newpark Resources, Inc.                          541,850         20,319
     Oakwood Homes Corp.                              461,800         12,238
#    Palm Harbor Homes, Inc.                          391,750         10,871
#    Prime Service, Inc.                               19,600            461
#    Rohr, Inc.                                        55,600          1,029
#    Security Dynamics
      Technologies, Inc.                              168,500         13,522
#    Southern Energy Homes, Inc.                      692,750         10,045
#    Tetra Technologies, Inc.                         300,000          6,263
#    UCAR International, Inc.                         100,000          3,913
     Valmont Industries, Inc.                         572,000         19,448
                                                                    --------
                                                                     131,043
                                                                    --------
CONSUMER CYCLICAL (16.6%)
#    Action Performance Cos., Inc.                    435,000          6,525
#    Alrenco, Inc.                                    220,000          4,180
#    Anchor Gaming                                    100,000          4,950
#    Au Bon Pain Co., Inc.                            477,900          2,987
#    Bed Bath & Beyond, Inc.                          250,000          6,281
#    Best Buy, Co., Inc.                              400,000          6,550
# (1)Borg-Warner Security Corp.                     1,200,000         12,450
#    Brightpoint, Inc.                                392,000          9,800
#    Broderbund Software, Inc.                        233,000          6,495
     Callaway Golf Co.                                150,000          4,594
#    Carmike Cinemas, Inc. Class A                    270,000          6,413
#    Catalina Marketing Corp.                         356,900         18,157
#    Champion Enterprises, Inc.                       372,000          7,347
#    Chicago Miniature Lamp, Inc.                     200,000          5,950
     Coachmen Industries, Inc.                        656,400         18,379
#    Discount Auto Parts Inc.                         250,000          5,438
#    Egghead, Inc.                                    820,000          4,151
     Ethan Allen Interiors Inc.                       375,000         13,406
     First Brands Corp.                               168,700          4,787
#    The Good Guys, Inc.                              701,500          4,735
#    The Gymboree Corp.                               400,000         12,500
     Harman International
      Industries, Inc.                                100,000          5,138
     Heilig-Meyers Co.                                200,000          2,600
#    Ingram Micro, Inc.                                46,000            828
     Intelligent Electronics Inc.                   1,300,000         11,213
# (1)Iwerks Entertainment, Inc.                       800,000          4,000
#    JPE, Inc.                                        179,000          1,477
#    LodgeNet Entertainment Corp.                     585,500          9,075
     Marcus Corp.                                     535,000         11,904
  (1)McGrathRent Corp.                                394,900          9,379
     Mercantile Stores Co., Inc.                      150,000          7,444
#    Metro Networks, Inc.                             262,300          5,213
#    National Auto Credit Inc.                        282,000          3,032
#    People s Choice TV Corp.                         350,000          3,850
#    Planet Hollywood International,
      Inc. Class A                                    200,000          4,150

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                       SHARES          (000)
-----------------------------------------------------------------------------
# (1)Platinum Entertainment, Inc.                     365,000          3,741
#    Playboy Enterprises Inc. Class B                 720,500          8,646
# (1)Play By Play Toys &
      Novelties, Inc.                                 277,600          2,256
#    Prime Hospitality Corp.                          500,000          7,625
#    Quality Dining, Inc.                             348,000          7,395
#    Red Lion Hotels, Inc.                            193,200          5,796
#    Renters Choice, Inc.                             726,000         13,431
# (1)REX Stores Corp.                                 464,000          4,408
     Richfood Holdings, Inc.                          180,000          4,343
     The Rival Co.                                    184,200          4,283
#    Spectrum Holobyte                                887,100          4,879
#    Sports & Recreation                              778,900          6,718
#    Stage Stores, Inc.                                21,000            383
     Sturm, Ruger & Co., Inc.                         246,000          4,613
#    Tuesday Morning, Inc.                            240,000          4,560
#    Tyco Toys, Inc.                                  319,900          2,039
#    Ultimate Electronics, Inc.                       258,000            903
#    United Auto Group, Inc.                            8,600            296
#    Urban Outfitters, Inc.                           600,000          9,150
#    VWR Scientific Products Corp.                    598,000          7,625
#    Valuevision International, Inc.
       Class A                                        700,000          3,763
#    Vans, Inc.                                       237,100          3,912
     Warnaco Group                                    300,000          7,463
                                                                    --------
                                                                     363,606
                                                                    --------
CONSUMER STAPLES (1.7%)
#    Boston Beer Co., Inc. Class A                    250,000          3,094
     Bridgford Foods Corp.                            169,600          1,230
#    Celestial Seasonings, Inc.                       200,000          4,100
     Chiquita Brands International, Inc.               85,500          1,069
#    Hain Food Group, Inc.                            334,500          1,150
#    Robert Mondavi Corp.                             277,600          7,773
#    National Dentex Corp.                             90,000          1,643
#    Sylvan, Inc.                                     275,000          3,541
#    Whole Foods Market, Inc.                         544,500         13,953
                                                                    --------
                                                                      37,553
                                                                    --------
ENERGY (2.3%)
#    Falcon Drilling Co., Inc.                        250,000          8,844
#    Noble Drilling Corp.                             776,700         14,466
     Production Operators Corp.                        17,000            667
#    Smith International, Inc.                        452,400         17,191
#    3-D Geophysical, Inc.                            211,000          1,688
     Tidewater, Inc.                                  200,000          8,750
                                                                    --------
                                                                      51,606
                                                                    --------
FINANCIAL (10.2%)
     Bancorp Hawaii, Inc.                             200,000          7,925
#    Castle & Cooke, Inc.                             400,000          6,150
     Cenfed Financial Corp.                           148,930          3,835
     Charter One Financial                            136,500          5,921
     Chateau Properties, Inc. REIT                    200,000          4,875
#    Dime Bancorp, Inc.                               356,500          5,303
     Fidelity National Financial, Inc.                518,646          8,234
     Finova Group, Inc.                                15,200            939
#    First Federal Financial Corp.                    470,000         10,340
     Frontier Insurance Group, Inc.                    81,700          3,248
     Green Point Financial Corp.                      200,000          9,300
#    HF Bancorp, Inc.                                 200,000          2,125
#    Imperial Credit                                  362,000          6,426
     Inter-Regional Financial
       Group, Inc.                                    487,400         15,780
     Legg Mason Inc.                                  205,300          6,621
     Long Island Bancorp, Inc.                        167,900          4,995
     MMI Cos., Inc.                                   254,900          7,328
     Manufactured Home
       Communities, Inc. REIT                         555,150         10,825
     Mercury Finance Co.                              918,716         10,565
     NAC Re Corp.                                     290,000         10,186
     North American Mortgage Co.                      500,000         10,438
     Peoples Bank of Bridgeport                       250,000          6,375
#    Physicians Health Services, Inc.                 245,000          3,981
     Quick & Reilly Group, Inc.                       550,297         14,514
     Redwood Trust, Inc. REIT                          74,487          2,439
     Resource Bancshares Mortgage
       Group, Inc.                                    267,500          3,979
     Sun Communities, Inc. REIT                       495,000         14,169
     Thornburg Mortgage Asset
       Corp. REIT                                     320,300          5,645
     Walden Residential Properties,
       Inc. REIT                                      458,500         10,717
     Westcorp, Inc.                                   380,800          9,044
                                                                    --------
                                                                     222,222
                                                                    --------

HEALTH CARE (16.3%)
#    Advanced Magnetics, Inc.                         197,300          3,033
#    Alliance Pharmaceutical Corp.                    600,000          8,250
#    Alpha Beta Tech                                  225,000          2,306
     Alpharma Inc. Class A                            169,500          2,119
#    Amylin Pharmaceuticals, Inc.                     818,000          8,998
#    Anesta Corp.                                     300,000          4,050
#    Angeion Corp.                                    200,000            825
#    Apria Healthcare                                 300,000          5,738
     Arrow International, Inc.                        171,000          4,745
#    Atria Communities, Inc.                          400,000          4,950
     Ballard Medical Products                         192,000          3,384
     Bergen Brunswig Corp. Class A                    324,700         10,187
#    Beverly Enterprises Inc.                         700,000          8,662
#    Bio-Rad Laboratories, Inc.
       Class A                                        387,450          9,396
#    Biotechnology General                            600,000          4,875
#    Bio-Vascular, Inc.                               370,000          2,313
# (1)Caretenders Healthcorp                           178,600          1,049
#    Cell Genesys, Inc.                               620,000          3,875
#    Centocor, Inc.                                   280,000          8,190
#    Cohr, Inc.                                       174,500          4,275
#    Creative Biomolecules, Inc.                      120,000          1,020
#    CytoTherapeutics, Inc.                           213,000          1,864
#    FHP International Corp.                          350,000         11,944
#    Gelman Sciences, Inc.                             97,925          3,011
#    Genetics Institute Inc.
       Depository Shares                              136,142          8,883
     Genesis Health Ventures Inc.                     300,000          6,863
#    Genome Therapeutics Corp.                        306,000          2,525
#    Grancare Inc.                                    603,400         10,861
#    Haemonetics Corp.                               1258,700         22,499
#    Heartstream, Inc.                                350,000          3,981
# (1)Healthdyne Information
       Enterprises, Inc.                              900,000          3,712
#    Healthdyne Technologies, Inc.                    569,880          5,058
#    Integra Lifesciences                             320,000          1,440
#    Isomedix, Inc.                                   278,300          3,827
     Kinetic Concepts, Inc.                           752,000          9,776
     Life Technologies, Inc.                          372,900          8,297

-----------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EXPLORER FUND                                         SHARES          (000)
-----------------------------------------------------------------------------
#    Ligand Pharmaceuticals Class B                   300,000       $  3,713
#    Magainin Pharmaceuticals                         400,000          4,350
#    Magellan Health Services Corp.                   750,000         13,781
#    Medpartners Inc.                                 400,000          8,450
#    Multicare Cos., Inc.                             430,500          7,749
#    NABI                                             946,225          8,634
#    Pathogenesis Corp.                               458,000          9,504
#    Patterson Dental Co.                             240,000          6,720
#    Physician Corp. of America                       700,200          7,702
#    Sangstat Medical Corp.                           119,000          3,064
#    SIBIA Neurosciences, Inc.                        200,000          1,325
#    Sofamor Danek Group Inc.                         381,300         10,486
     Sullivan Dental Products, Inc.                   325,000          3,819
#    Sybron International Corp.                       416,000         12,116
#    Target Therapeutics, Inc.                        350,000         12,906
#    TheraTech, Inc.                                  467,500          5,084
#    United Payors & United
       Providers, Inc.                                220,000          2,750
#    Vencor, Inc.                                     500,000         14,813
#    Ventritex Inc.                                   576,800         13,122
                                                                    --------
                                                                     356,869
                                                                    --------
TECHNOLOGY (26.6%)
     COMMUNICATION EQUIPMENT (1.3%)
#    Amati Communications Corp.                       200,000          3,450
#    Aspect Telecommunications Corp.                  247,700         14,614
#    Davox Corp.                                      200,000          7,200
#    Executone Information Systems                   1155,000          2,960

     COMPUTER RELATED (0.6%)
#    Auspex Systems, Inc.                             583,300          5,906
#    CompuCom Systems, Inc.                           524,000          5,109
#    IDX Systems Corp.                                116,900          3,390

     COMPUTER SERVICES (0.3%)
#    LanVision Systems, Inc.                          160,000          1,320
#    MDL Information Systems, Inc.                    313,000          4,695

     COMPUTER SOFTWARE (12.8%)
#    Acxiom Corp.                                     454,500         17,725
#    Advent Software, Inc.                            317,000         10,065
#    Affiliated Computer Services, Inc.               125,000          6,687
#    Applied Voice Technology, Inc.                   216,900          2,630
#    Arbor Software Corp.                             160,000          5,720
#    Aware, Inc.                                       96,000          1,152
     BGS Systems, Inc.                                155,000          6,665
#    BISYS Group, Inc.                                277,700         10,310
#    Boole & Babbage Inc.                             484,500         14,535
#    Caere Corp.                                      250,000          2,000
# (1)Cayenne Software Inc.                          1,000,000          5,375
#    Cognos Inc.                                      262,500          8,170
#    Concord EFS, Inc.                                440,500         12,664
#    DH Technology, Inc.                              392,150          8,921
#    DST Systems, Inc.                                280,000          8,610
#    Data Translation, Inc.                           157,300          1,632
#    Dialogic Corp.                                   100,000          3,350
#    Documentum, Inc.                                 103,000          3,759
#    E*TRADE Group, Inc.                              223,000          2,453
# (1)Expert Software Inc.                             445,500          2,339
#    GT Interactive Software Corp.                    366,500          6,872
#    Ikos Systems, Inc.                               300,000          5,362
#    MapInfo Corp.                                    200,000          2,175
#    Mechanical Dynamics, Inc.                        261,500          3,661
#    Mercury Interactive Corp.                        350,000          4,375
# (1)Micrografx, Inc.                                 500,000          2,812
#    OrCAD, Inc.                                      312,000          3,198
#    PRI Automation, Inc.                             360,000         12,510
#    Pinnacle Systems, Inc.                           290,500          3,087
#    Policy Management
      Systems Corp.                                   200,000          7,200
#    Pure Atria Software Corp.                        297,167          8,061
#    Red Brick Systems, Inc.                          333,500          7,837
#    Remedy Corp.                                     214,000         10,325
#    Sterling Software, Inc.                          340,000         11,050
#    SunGard Data Systems, Inc.                       380,000         16,007
#    Synopsys, Inc.                                   205,500          9,247
#    Truevision Inc.                                  417,200          1,304
#    Verilink Corp.                                   157,500          5,512
#    Videoserver, Inc.                                250,000         11,687
#    Visio Corp.                                      251,000         11,545
#    Xionics Document
      Technologies, Inc.                              123,000          1,568

     ELECTRONIC COMPONENTS (6.7%)
#    Acres Gaming, Inc.                               236,000          4,454
#    Actel Corp.                                      200,000          3,500
#    Advanced Lighting
      Technologies, Inc.                              282,000          5,287
     BMC Industries, Inc.                             199,500          5,910
#    Centigram Communications                         330,000          4,331
#    Computer Products, Inc.                          225,000          4,416
# (1)Conductus, Inc.                                  400,000          3,600
     Dallas Semiconductor Corp.                       550,000         11,000
# (1)Dionex Corp.                                     643,000         24,595
#    IFR Systems, Inc.                                137,225          2,196
#    ITI Technologies, Inc.                           343,000          9,690
#    Input/Output, Inc.                               473,500         14,087
#    Macromedia                                       365,000          6,022
     Memtec Ltd. ADR                                  150,000          5,119
#    Oak Industries, Inc.                             200,000          5,075
#    Recoton Corp.                                    143,150          1,950
#    Shiva Corp.                                      260,000         10,660
#    Sterling Electronics Corp.                       245,580          3,500
#    Symbol Technologies, Inc.                        100,000          4,487
     TSI, Inc.                                         97,500            841
     Teleflex Inc.                                    197,000          9,481
#    Trident International, Inc.                      332,000          5,395

     OFFICE EQUIPMENT (1.2%)
#    Encad, Inc.                                      464,000         18,908
#    International Imaging
       Materials, Inc.                                342,000          7,951

     SEMICONDUCTORS (0.1%)
#    Tegal Corp.                                      285,000          1,603

     TELECOMMUNICATIONS (3.6%)
#    American Telecasting, Inc.                       500,000          4,812
#    Arch Communications Group, Inc.                  547,000          6,290
#    Ascend Communications, Inc.                       81,858          5,341
#    Gilat Satellite Networks Ltd.                    400,000          7,750
#    Harmonic Lightwaves, Inc.                        300,000          5,025

-----------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                       SHARES         (000)
-----------------------------------------------------------------------------
##   Highwaymaster
       Communications, Inc.                           300,000      $   5,250
##   International Cabletel, Inc.                     256,666          6,032
##(1)Natural Microsystems Corp.                       260,000         13,520
##(1)Peoples Telephone Co., Inc.                    1,225,000          4,058
##   Teltrend, Inc.                                   229,300          7,510
##   Trescom International, Inc.                      449,800          5,510
##   Western Wireless Corp.                           438,400          7,234
                                                                   ---------
                                                                     581,191
                                                                   ---------
TRANSPORT & SERVICES (5.3%)
     Air Express International Corp.                1,017,150         30,514
##   Boyd Brothers
        Transportation, Inc.                          186,000          1,441
     Expeditors International of
        Washington, Inc.                              401,300         16,754
     Frozen Food Express
        Industries, Inc.                              312,282          2,654
     Harper Group, Inc.                               400,000          9,500
##   Heartland Express, Inc.                          556,033         12,094
##   Kirby Corp.                                      451,500          8,804
##   M.S. Carriers Inc.                               355,000          6,656
##   Mark VII, Inc.                                    15,000            388
##   Midwest Express Holdings, Inc.                   294,000          9,996
##   RailTex, Inc.                                    387,000          8,853
##   Swift Transportation Co., Inc.                   400,000          9,000
                                                                   ---------
                                                                     116,654
                                                                   ---------
UTILITIES (0.3%)
##   Tucson Electric Power Co.                        310,500          6,132
                                                                   ---------

MISCELLANEOUS (2.2%)
     American List Corp.                              168,100          4,623
##   Asyst Technologies, Inc.                         220,000          3,520
##   Correctional Services Inc.                       141,000          1,674
     McKesson Corp.                                    73,000          3,632
##(1)NFO Research Inc.                                522,750         11,631
##   On Assignment, Inc.                              172,000          5,160
##   Prepaid Legal Services, Inc.                     465,000          5,464
##   Rent-Way, Inc.                                   321,000          3,611
##   Right Management Consultants                     250,000          5,313
##   Service Experts Inc.                             107,500          2,741
##   XLConnect Solutions Inc.                          18,000            526
                                                                   ---------
                                                                      47,895
                                                                   ---------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $1,566,170)                                             1,933,716
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.4%)
-----------------------------------------------------------------------------
    AMC Entertainment $1.75
       (COST $8,816)                                  280,000          8,680
-----------------------------------------------------------------------------
                                                        FACE           MARKET
                                                       AMOUNT          VALUE*
                                                       (000)           (000)
-----------------------------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
-----------------------------------------------------------------------------
ARV Assisted Living
    6.75%, 4/1/06                                  $    4,300     $    3,913
Inacom Corp.
    6.00%, 6/15/06                                      2,000          2,965
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (COST $6,765)                                                      6,878
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (11.6%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account 5.58%, 11/1/96
    (COST $253,107)                                   253,107        253,107
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
    (COST $1,834,858)                                              2,202,381
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                  19,291
Liabilities                                                          (35,594)
                                                                     -------
                                                                     (16,303)
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 39,430,148 outstanding
    $.001 par value shares
    (authorized 100,000,000 shares)                               $2,186,078
=============================================================================
NET ASSET VALUE PER SHARE                                             $55.44
=============================================================================

* See Note A in Notes to Financial Statements.
## Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.

-----------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                       AMOUNT            PER
                                                        (000)          SHARE
-----------------------------------------------------------------------------
Paid in Capital                                    $1,699,573         $43.11
Undistributed Net
    Investment Income                                   8,018            .20
Accumulated Net Realized Gains                        110,964           2.81
Unrealized Appreciation--Note E                       367,523           9.32
-----------------------------------------------------------------------------
NET ASSETS                                         $2,186,078         $55.44
=============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                                        EXPLORER FUND
                                                          YEAR ENDED OCTOBER 31, 1996
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                $   7,380
   Interest                                                                    14,544
                                                                            ---------
      Total Income                                                             21,924
                                                                            ---------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                 4,312
      Performance Adjustment                                                      393
   The Vanguard Group--Note C
      Management and Administrative                                             6,647
      Marketing and Distribution                                                  369
   Taxes (other than income taxes)                                                128
   Custodian Fees                                                                  34
   Auditing Fees                                                                   10
   Shareholders  Reports                                                          137
   Annual Meeting and Proxy Costs                                                  50
   Directors  Fees and Expenses                                                     7
                                                                            ---------
      Total Expenses                                                           12,087
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           9,837
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                               111,853
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     157,545
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $279,235
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------
                                                                    EXPLORER FUND
                                                                YEAR ENDED OCTOBER 31,
                                                              --------------------------
                                                                   1996          1995
                                                                  (000)         (000)
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $    9,837     $   6,622
   Realized Net Gain                                            111,853       117,328
   Change in Unrealized Appreciation (Depreciation)             157,545        85,259
                                                             ------------------------
      Net Increase in Net Assets Resulting from Operations      279,235       209,209
                                                             ------------------------
DISTRIBUTIONS
   Net Investment Income                                         (7,088)       (4,173)
   Realized Capital Gain                                       (118,130)      (55,488)
                                                             ------------------------
      Total Distributions                                      (125,218)      (59,661)
                                                             ------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       916,013       411,707
   Issued in Lieu of Cash Distributions                         122,486        58,533
   Redeemed                                                    (482,398)     (256,155)
                                                             ------------------------
      Net Increase from Capital Share Transactions              556,101       214,085
-------------------------------------------------------------------------------------
   Total Increase                                               710,118       363,633
-------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                          1,475,960     1,112,327
                                                             ------------------------
   End of Year                                               $2,186,078    $1,475,960
=====================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        17,091         8,774
   Issued in Lieu of Cash Distributions                           2,493         1,402
   Redeemed                                                      (9,063)       (5,452)
                                                             ------------------------
      Net Increase in Shares Outstanding                         10,521         4,724
=====================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------
                                                                             EXPLORER FUND
                                                                         YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1996     1995       1994     1993      1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $51.05   $45.99     $49.37     $41.23    $36.75
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .26      .24        .16        .14       .15
   Net Realized and Unrealized Gain on Investments              8.37     7.25       1.77       8.91      4.59
                                                              ------------------------------------------------
      Total from Investment Operations                          8.63     7.49       1.93       9.05      4.74
                                                              ------------------------------------------------

DISTRIBUTIONS
   Dividends from Net Investment Income                         (.24)    (.17)      (.14)      (.13)     (.26)
   Distributions from Realized Capital Gains                   (4.00)   (2.26)     (5.17)      (.78)       --
                                                              ------------------------------------------------
      Total Distributions                                      (4.24)   (2.43)     (5.31)      (.91)     (.26)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $55.44   $51.05     $45.99     $49.37    $41.23
===============================================================================================================

TOTAL RETURN                                                  17.97%   17.46%      4.49%     22.28%    12.95%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $2,186   $1,476     $1,112       $802      $519
   Ratio of Total Expenses to Average Net Assets               0.63%    0.68%      0.70%      0.73%     0.69%
   Ratio of Net Investment Income to Average Net Assets        0.51%    0.52%      0.39%      0.32%     0.38%
   Portfolio Turnover Rate                                       51%      66%        82%        51%       43%
   Average Commission Rate Paid                               $.0424      N/A        N/A        N/A       N/A
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under the terms of advisory contracts, the Fund pays Granahan Investment Management, Inc. and Wellington Management Company, LLP advisory fees calculated at an annual percentage rate of average net assets. The basic fees thus computed are subject to quarterly adjustments based on performance relative to the Russell 2000 Small Stock Index. For the year ended October 31, 1996, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of average net assets before an increase of $393,000 (0.02%) based on performance. The basic fee reflects a fee waiver of $541,000 (0.03%) during the period November 1, 1995, to July 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1996, the Fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 1.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1996, the Fund purchased $1,234,509,000 of investment securities and sold $844,478,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At October 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $367,523,000, consisting of unrealized gains of $491,458,000 on securities that had risen in value since their purchase and $123,935,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
FOR VANGUARD EXPLORER FUND

This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

   The Fund designates $97,522,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

   For corporate shareholders, 29.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group,
          Inc. and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer
          Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea
          Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas
          Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group. Directors And Officers


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482


Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com      http://www.vanguard.com


All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information in advisory fees, destribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from the Vanguard Group.

(c) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q240-10/96

[PHOTO]